DEBT CONVERSION AND
                          REGISTRATION RIGHTS AGREEMENT

     DEBT CONVERSION AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of December 31, 1996, by and among CARLYLE GOLF, INC., a Colorado corporation (the "Company"), Star Point Enterprises, Inc. d/b/a Pro-Line Cap Company, a Texas corporation ("Seller"), the individuals listed on Schedule A hereto (the "Debtholders"), Laurence H. Anton in his individual capacity ("Anton") and Shirley G. Anton and Laurence H. Anton (the "Building Owner").

     WHEREAS, the Company is purchasing (the "Transaction") from Seller, certain assets relating to Seller's headwear manufacturing business pursuant to that certain Asset Purchase Agreement entered into effective December 31, 1996 among the Company, Seller and Laurence H. Anton (the "Asset Purchase Agreement"); and

     WHEREAS, (a) in connection with the Asset Purchase Agreement, the Debtholders have agreed to convert certain debt obligations of Seller (the "Anton Debt" as defined in the Asset Purchase Agreement) into shares of the Company's $.001 par value Convertible Preferred Stock (the "Preferred Shares") pursuant to this Agreement; (b) in connection with the sale of the building commonly known as 8224 White Settlement Road in Fort Worth, Texas to the Company pursuant to an agreement of even date herewith (the "Building Purchase Agreement"), the Building Owner has agreed to accept, as part payment for the building, Preferred Shares; (c) Seller will be receiving shares of the Company's $.001 par value Common Stock (the "Common Shares") under the Asset Purchase Agreement and (d) Anton may also purchase Common Shares pursuant to his Stock Option Agreement with the Company;

     WHEREAS, because all of the Debtholders, Seller, Anton and the Building Owner (the "Stock Purchasers") qualify as "accredited investors" as defined by Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"), the transaction will be exempt from registration under Section 4(2) and 4(6) of the Act and Rules 505 and 506 promulgated thereunder; and

     WHEREAS, the Company and the Debtholders have agreed to the terms and conditions set forth herein regarding the conversion of the Anton Debt into the Preferred Shares.

     NOW, THEREFORE, in consideration of the aforesaid and the mutual promises hereinafter made, the parties hereto agree as follows (it being agreed that all capitalized words not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement):

     1.  Conversion of Debt.

     1.01 Preferred Shares. The Company agrees to issue in exchange for cancellation of the Anton Debt and each of the Debtholders agree to accept in exchange for cancellation of the Anton Debt owing to each such Debtholder that number of Preferred Shares as shall be calculated by dividing the principal and accrued interest on the Anton Debt owing to such Debtholder at Closing as set forth in Schedule A hereto, by $1.00; such $1.00 per share exchange price representing the Original Purchase Price for purposes of the terms of the Preferred Shares described in the Company's Amended and Restated Articles of Incorporation, dated April 11, 1994 (the "Articles"), a copy of which is attached hereto as Exhibit 1.02(a), as such Articles are to be amended pursuant to this Agreement. Attached hereto as Exhibit 1.02(b) is an Amendment and Waiver (the "Amendment"), authorized by Paragraph 4(c) of Attachment A to the Articles, to be executed by the Building Owner and to each Debtholder entitled to receive Preferred Shares pursuant to this Agreement. The Amendment when executed by all the Debtholders receiving Preferred Shares hereunder and the Building Owner shall have the effect of amending the terms of the Preferred Shares and waiving certain rights which would otherwise apply to holders of Preferred Shares. The Articles as set forth in the attached
Exhibit 1.02(a), as they will be amended by the Amendment attached as Exhibit 1.02(b), contain the terms applicable to the Preferred Shares. Execution and delivery of the Amendment by all Debtholders entitled to receive Preferred Shares and the Building Owner is a condition precedent to the Company's obligations to deliver any Preferred Shares under this Agreement and the Asset Purchase Agreement.

     1.02 Closing Date; Delivery. The closing of the conversion of the Anton Debt and the issuance of the Preferred Shares hereunder will be held at the offices of Gorsuch, Kirgis L.L.C. in Denver, Colorado on the closing date of the Asset Purchase Agreement or at such other time and place as to which the Company, the Debtholders and the Building Owner may agree (the "Closing Date"). At the Closing the Company will deliver a stock certificate for 343,943 Preferred Shares to the Building Owner and to each Debtholder stock certificates registered in such Debtholder's name as set forth in Schedule A representing the Preferred Shares to be received by such Debtholder, against receipt by the Company for cancellation of the notes representing the Anton Debt held by each such Debtholder and a copy of the Amendment executed by each Debtholder and the Building Owner. The Company will not deliver any certificates representing the Preferred Shares unless and until it shall have received a copy or copies of the Amendment executed by the Building Owner and each Debtholder entitled to receive Preferred Shares hereunder. The Preferred Shares and the shares of the Company's $.001 par value Common Stock (the "Common Stock") into which the Preferred Shares are convertible together with the shares of Common Stock to be acquired as set forth above are collectively referred to herein as the "Shares."

     1.03 Investment Representations of the Stock Purchasers.

     Each of the Stock Purchasers hereby represent and warrant as follows:

          a. The Shares are being or will be acquired for investment only and not with a view to or for resale or distribution of any part thereof, and with no present intention of selling, granting participation in, or otherwise distributing the same except pursuant to the registration rights granted by
Section 3 hereof;

          b. Each of the Stock Purchasers has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and has sufficient financial resources to bear the economic risks thereof (including possible complete loss of such investment) for an indefinite period of time. Each of the Stock Purchasers has had full and free access to the Company's books, financial statements, records, contracts, documents and other information concerning the Company and has been afforded an opportunity to ask questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters, and has been given all such information as has been requested, in order to evaluate the merits and risks of the investment in the Shares;

          c. Each of the Stock Purchasers qualifies as an "accredited investor" as defined by Rule 501(a) of Regulation D under the Act; and

          d. (i) The Shares are "restricted securities" within the meaning of Rule 144 under the Act; (ii) the Shares are not being registered at this time and therefore must be held until they are subsequently registered under the Act and any applicable state or foreign securities laws (pursuant to Section 2 hereof or otherwise) unless an exemption from registration is available; and (iii) the exemption from registration under Rule 144 will not be available for two years from the date of acquisition of the Shares, and even then may not be available unless (A) a public trading market still exists for the shares at that time, (B) adequate information concerning the Company is then publicly available, and (C) the sale complies with the other terms and conditions of Rule 144.

     1.04 Restrictive Legends. Each certificate evidencing the Shares which is issued pursuant to this Agreement shall bear the following restrictive legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE SOLD OR
          OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT OR AN EXEMPTION THEREFROM.

     1.05 Representations of the Company.

          a. Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value .001 per share, of which 4,881,524 shares were issued and outstanding as of December 31, 1996, and 2,500,001 shares of Preferred Stock, par value .001 per share of which no shares are issued and outstanding as of the date hereof. All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable. Except as described in the Company SEC Documents, there are no other outstanding securities of the Company convertible into or exchangeable or exercisable for any shares of capital stock, nor are there any other outstanding or authorized subscriptions, options, warrants, calls, rights, commitments, or other contracts, agreements or understandings of any character obligating the Company to issue additional shares of capital stock or any other securities convertible into or evidencing the right to subscribe for any shares of capital stock.

          b. Compliance with Laws. The Company holds all licenses, permits and other authorizations from government authorities necessary for the lawful conduct of its business except where the failure to hold the foregoing would not have, individually or in the aggregate, a material adverse effect on the results of operations, properties, assets, liabilities or financial condition of the Company. The business and operations of the Company are being conducted in compliance with all applicable laws, rules, and regulations of any governmental authority having jurisdiction over such businesses and operations, except for such noncompliance as would not have, individually or in the aggregate, a material adverse effect on the results of operations, properties, assets, liabilities or financial condition of the Company.

          c. Company SEC Documents. Each annual and quarterly report to the Securities and Exchange Commission ("SEC"), each definitive proxy statement and each current report filed with the SEC since January 1, 1994 (as such documents have since the time of their filing been amended, the "Company SEC Documents"), as of their respective dates, complied in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents filed with the SEC by the Company comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as at the date thereof and the results of its operations and cash flows for the periods then ended. There has not been any change, occurrence or circumstance, which, individually or in the aggregate, will have a material adverse effect on the results of operations, properties, assets, liabilities or financial condition of the Company which is not set forth in the Company SEC Documents.

          d. Company Common Stock and Preferred Stock. The Shares to be issued pursuant to this Agreement, the Asset Purchase Agreement and the Building Purchase Agreement are duly authorized and, when issued in accordance with the provisions hereof and thereof, will be validly issued, fully paid and non-assessable.

          e. Registration Statements. Each registration statement to be filed by the Company hereunder will not, at the time such registration statement is filed with the SEC and at the time it becomes effective under the Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, the Company makes no representations or warranties as to information provided in writing by the Seller, Debtholders or the Building Owner for inclusion in the registration statement. Each registration statement will comply as to form in all material respects with the provisions of the Act and the rules and regulations thereunder.

          f. Amendment. The Amendment, when duly executed and delivered by the Building Owner and all Debtholders receiving Preferred Shares hereunder, will be legally binding and enforceable against the Company in accordance with its terms without the approval of the stockholders of the Company.

     2.  Registration Rights

     2.01 Demand Registration Rights.

          a. Rights to Demand Registration. The Stock Purchasers shall be entitled to Demand Registration Rights as follows:

               (i) If the piggyback registration referenced at Section 2.02(a) below is not filed within sixty (60) days from the Closing Date, or is not declared effective within one hundred twenty (120) days from the Closing Date, or, if all of the Contingent Demand Registrable Securities are not included in and the subject of an effective registration statement within one hundred twenty (120) days from the Closing Date Seller, as the recipient of shares pursuant to the Asset Purchase Agreement, and Anton, as the holder of the option granted pursuant to that certain Consulting Agreement dated December 31, 1996 between Laurence H. Anton and the Company (the Shares held by Seller or Anton are referred to hereafter as the "Contingent Demand Registrable Securities") may make a written request (a "Demand Notice") to the Company for registration under the Act of all or part of the Contingent Demand Registrable Securities then owned by them (a "Contingent Demand Registration") and the Company shall thereupon file, as expeditiously as possible, a registration statement with the SEC and shall use its best efforts to have such registration statement declared effective promptly by the SEC. Such Contingent Demand Registration shall be a "shelf registration" so that the securities may be offered on a delayed or continuous basis pursuant to Rule 415 under the Act and the Company shall keep such registration effective until the earliest to occur of (A) the expiration of the holding period required by SEC Rule 144 (to the extent applicable), including any amendments thereto,
(B), a period of three years from the Closing Date or (C) all of the Contingent Demand Registrable Securities shall be sold;

               (ii) At any time beginning one (1) year after the Closing Date, those Stock Purchasers representing a majority in interest receiving Preferred Shares under Section 6.1 of the Asset Purchase Agreement may give a Demand Notice to the Company for registration under the Act of all or part of the shares of Common Stock issuable upon conversion of the Preferred Shares, including any additional shares of Common Stock issued as a stock dividend or stock split or other distribution recapitalization or reclassification with respect to the Preferred Shares or the Common Stock issued upon conversion thereof (such shares being referred to hereafter as "Preferred Demand Registrable Securities"). Upon receipt of such a Demand Notice covering the Preferred Demand Registrable Securities, the Company shall thereupon, as expeditiously as possible, file a registration statement with the SEC and use its best efforts to have the registration statement declared effective promptly by the SEC (a "Preferred Demand Registration"). Such Preferred Demand Registration shall be a "shelf registration" so that the securities may be offered on a delayed or continuous basis pursuant to Rule 415 under the Act and the Company shall keep registration effective until the earliest to occur of (A) the expiration of the holding period required by SEC Rule 144 (to the extent applicable), including any amendments thereto, (B) a period of three
(3) years, or (C) all of the Preferred Demand Registrable Securities in question shall be sold;

               (iii) If at the time of either Demand Notice (a) the Company is engaged in a registered public offering or in a merger, consolidation, recapitalization or acquisition, or any other similar activity outside of the ordinary course of business which, in the good faith judgment of the Board of Directors of the Company, would be materially and adversely affected by the requested registration, or (b) the Board of Directors of the Company makes a good faith determination that the public disclosures required to be made in the requested registration statement would have a material and adverse impact on the business, financial condition or prospects of the Company, the Company may, at its option, direct that such request be delayed for a period of not more than sixty (60) days (provided that the total aggregate delay shall not exceed 180 days).

          b. Effective Registration Statement. A registration requested pursuant to this Section 2.01 will not be deemed to have been effected unless it has become effective; provided, that if, within 135 days after it has become effective, the offering of Contingent Demand or Preferred Demand Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected. Nevertheless, if any such stop order is rescinded, the effective period shall continue upon such rescission and be extended by the number of days by which such stop order reduced the effective period.

     2.02 Piggyback Registration.

          a. Immediate Piggyback Rights. The Company agrees that it will make its best efforts to include the Contingent Demand Registrable Securities in a registration statement on Form S-3 presently intended to be filed by the Company with the SEC within thirty (30) days from the Closing Date.

          b.   Right to Piggyback on Registration of Common Stock.  Subject to
Section 2.02(c), if at any time, beginning one year after the Closing Date, the Company proposes to register any Common Stock under the Act in connection with the offering of such Common Stock (except for registration on Form S-4 or S-8 or a registration in connection with an exchange offer solely to existing securityholders) (a "Piggyback Registration"), the Company shall promptly give to each Stock Purchaser prior written notice of such determination no later than 45 days prior to the proposed filing date of such registration statement. Any Stock Purchaser wishing to register all or any portion of the Purchaser's Contingent Demand or Preferred Demand Registrable Securities (hereafter "Piggyback Registrable Securities") must give written notice to the Company of intent to participate no less than 15 days after the receipt of such notice. Upon receipt of a request for Piggyback Registration, the Company will use its best efforts to effect the prompt registration under the Act of such Piggyback Registrable Securities. Any Stock Purchaser holding Piggyback Registrable Securities initially requesting to be included in such registration may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Piggyback Registrable Securities in connection with such registration.

          c. Selection of Underwriter(s). If the Company proposes to register Common Stock under the Act in a transaction to which Piggyback Registration would attach and in its sole discretion decides such registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter(s) to manage such registration.

          d. Priority on Piggyback Registrations. If the underwriter(s) of an underwritten Piggyback Registration (or if a Piggyback Registration is not underwritten, holders of a majority of the securities being registered) advise the Company in writing that in its or their opinion the number of securities proposed to be sold in such Piggyback Registration exceeds the number which can be sold without adversely affecting the price at which the securities are to be sold in such offering, the Company will include in such registration only the number of securities which, in the opinion of such underwriter(s) (or the securityholders, as the case may be) can be sold in such offering without so affecting such price. The Piggyback Registrable Securities so included in such Piggyback Registration shall be apportioned (i) first, to any Common Stock that the Company proposes to sell, and (ii) second, pro rata among any shares of Common Stock outstanding with registration rights (including but not limited to holders of Piggyback Registrable Securities) that were granted prior to the date hereof) that such rightholders propose to sell in each case according to the total number of shares of Common Stock requested for inclusion by said selling securityholders, or in such other proportions as shall mutually be agreed to among such selling securityholders.

          e. The amount of shares which may be sold by Stock Purchasers under any Registration Statement contemplated by Section 2 hereof, will not exceed the amounts which would be permitted if such sales were being made in accordance with Rule 144(e)(1) under the Act.

     2.03 Registration Procedures. It shall be a condition precedent to the obligations of the Company and any underwriter(s) to take any action pursuant to this Article II that the Stock Purchasers requesting inclusion in any Piggyback Registration, Contingent Demand Registration or Preferred Demand Registration (a "Registration") shall furnish to the Company such information regarding them, the Piggyback Contingent Demand or Preferred Demand Registrable Securities (collectively, "Registrable Securities") held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this Article II as the Company shall reasonably request. With respect to any Registration which includes Registrable Securities held by a Stock Purchaser, the Company will, subject to Sections
2.01 and 2.02, as expeditiously as practicable:

          (a) Prepare and file a Form S-3 registration statement, or, if is not able to use a Form S-3, then another appropriate form prescribed by the Commission and file with the Commission any necessary amendments to the registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

          (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of time as necessary to complete the offering which later period shall be not more than 180 days following the effective date of such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act (or any successor rule);

          (c) Furnish to such Stock Purchaser and the underwriter(s) if any, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, upon request, and a such number of copies of the final prospectus and any preliminary prospectus(es) and any amendments or supplements thereto, and any exhibits or documents incorporated therein by reference as such Stock Purchaser or underwriters may reasonably request;

          (d) Immediately notify such Stock Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of any event which causes the prospectus to contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading and, as promptly as practicable thereafter, prepare and file and furnish a supplement or amendment to such prospectus correcting same;

          (e) Use its best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on the NASDAQ Small Cap Market or such market or exchange on which the Company's Common Stock shall then be traded;

          (f) Make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said 12-month period;

          (g) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (h) As promptly as practicable after filing with the Commission of any subsequently filed document which is incorporated by reference into a registration statement (such as a Form 10-QSB), deliver a reasonable number of copies of such document to such Stock Purchaser;

          (i) Prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state of the United States as such Stock Purchaser or underwriter(s), may reasonably request and to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement;

          (j) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions customarily taken by registrants as sellers of a majority of such Registrable Securities or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (k) Obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form as may reasonably be requested;

          (l) Make available for inspection by any Stock Purchaser holding Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Stock Purchaser or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and supply all information reasonably requested by any such Stock Purchaser, underwriter, attorney, accountant or agent in connection with such registration statement;

          (m) Cooperate with such Stock Purchaser and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Shares to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the Stock Purchaser or the underwriter(s), if any, may request; and

          (n) Use its best efforts to cause the Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States, including, without limitation, the National Association of Securities Dealers, Inc., as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities.

     The Stock Purchasers, upon receipt of any notice from the Company of any event of the kind described in paragraph (d) of this Section 2.03, will forthwith discontinue disposition of the securities until the Stock Purchasers' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (d) of this Section 2.03 or until they are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. In the event the Company shall give any such notice, the time periods mentioned in paragraph
(b) of this Section 2.03 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each seller of securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (d) of this Section 2.03 hereof or the Advice.

     2.04 Registration Expenses. In the case of any Registration, the Company shall bear all of the costs and expenses of such Registration (including, without limitation, the expenses of preparing any registration statement, SEC, NASD and state "blue sky" filing registration and qualification fees, the cost of providing any legal opinion or "cold comfort" letters reasonably requested by the Stock Purchasers, and printing costs, provided, however, that the Company shall not be responsible for legal fees or expense of counsel for any of the Stock Purchasers, or for any underwriter's discounts or commissions that are attributable to the Registrable Securities of a Stock Purchaser.

     2.05 Indemnification and Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless to the full extent permitted by law each Stock Purchaser, its officers, directors, employees and agents and each person who controls (within the meaning of the Act and the Exchange Act such Stock Purchaser, including, without limitation, any general partner or manager of any thereof, against all losses,claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus in which such Stock Purchaser is participating or any amendment thereof or supplement thereto or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by, based upon or contained in any information with respect to such Stock Purchaser furnished in writing to the Company by such Stock Purchaser expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Stock Purchaser from whom the person asserting such loss, claim, damage or liability purchased the securities if it is determined that it was the responsibility of such Stock Purchaser to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured such loss, claim, damage or liability. The Company will also indemnify underwriters (as such term is defined in the Act), their officers, directors, employees and agents and each person who controls such persons (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Stock Purchasers.

          (b) Indemnification by the Stock Purchasers. In connection with any Registration in which a Stock Purchaser is participating, such Stock Purchaser will furnish to the Company in writing such information and affidavits with respect to such Stock Purchaser as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless the Company, its directors, officers and agents and each person who controls (within the meaning of the Act and the Exchange Act) the Company against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact necessary to make the statements in the registration statement or prospectus or preliminary ,prospectus in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit such Stock Purchaser furnished in writing to the Company by such Stock Purchaser expressly for use therein; provided, however, that the amount recoverable by the Company from any Stock Purchaser under this indemnification provision shall not exceed the amount of net proceeds received by the Stock Purchaser from the sale of Registrable Securities hereunder; and provided, further, that the indemnity agreement contained in this Section 2.05(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action arising pursuant to a registration under Article II if such settlement is effected without the consent of the Stock Purchaser (which consent shall not be unreasonably withheld). The indemnification provided in subparagraphs (a) and (b) hereof shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such seller.

          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying party, permit the indemnifying party to assume the defense of such claim, jointly with any other indemnifying party similarly notified to the extent it may elect, with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall relieve the indemnifying party from any liability hereunder with respect to the action to the extent that such failure materially prejudices the indemnifying party; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

          (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 2.05 is unavailable to an indemnified party as contemplated by the preceding paragraphs (a) and (b) of this Section 2.05 for any reason, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

          (e) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.05 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Act.

     2.06 Exchange Act Reports. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Act relating to any class of equity securities of the Company, it will use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act to the extent the Company is required to file such reports. Upon request of a Stock Purchaser, the Company will furnish the requesting Stock Purchaser with such information as may be necessary to enable such Stock Purchaser to effect sales pursuant to Rule 144A.

     2.07 Participation in Registrations. No Stock Purchaser may participate in any Registration hereunder unless such Stock Purchaser (a) agrees to sell the Stock Purchaser's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements as set forth herein, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

     3.   Miscellaneous

     3.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or such other address or telex or facsimile number as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication. Each such notice, request or other communication shall be effective (i) if given by telex or facsimile, when such message is transmitted to the number set forth on such signature pages or such other number as a party may specify in writing to the Secretary of the Company or (ii) if given by any other means, the earlier of (x) when delivered by hand to the address set forth on such signature pages or such other address as a party may specify in writing to the Secretary of the Company or (y) five business days after the mailing of such notice by certified mail. If more than one Stock Purchaser specified the same address for such notices, then a single notice to such address shall be deemed to be notice to all Stock Purchasers at that address.

     3.02 Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement constitutes the entire agreement and understanding, and supersedes and terminates all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof.

     3.03 Waiver. Any party hereto may, without binding any other party, by written notice to another party (a) extend the time for the performance of any of the obligations or other actions of such other party under this Agreement;
(b) waive compliance with any of the conditions or covenants of such other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of such other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. Neither the waiver by any party hereto of a breach of any provision hereof or any preceding or succeeding breach nor the failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder nor shall it be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     3.04 Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by all of the parties hereto (including Transferees of Stock Purchasers).

     3.05 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Stock Purchaser except (a) as otherwise contemplated hereunder or (b) with the written consent of the Company which shall not be unreasonably withheld.

     3.06 Termination. The right of any Stock Purchaser to Demand Registration or Piggyback Registration hereunder will terminate at such time as there are no longer Registerable Securities held by that Stock Purchaser or assignee thereof.

     3.07 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     3.08 Pronouns. Whenever the context may require any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     3.09 Attorneys Fees. In the event of a dispute concerning the provisions of this Agreement which results in litigation, arbitration or other dispute resolution proceedings, the parties agree that the legal fees and other expenses of the prevailing party shall be borne by the other, non-prevailing parties to the dispute.

     3.010 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     3.011 Counterparts. This Agreement may be executed in any number of counterparts or separate number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     3.012 Defined Terms. All defined terms used but not otherwise defined herein shall have the respective meanings given them in the Asset Purchase Agreement.

     3.013 Board Representation. So long as the Stock Purchasers or their affiliates, or members of the Anton family, directly or indirectly, continue to hold either (a) ten percent (10%) or more of the outstanding Common Stock of the Company or (b) Preferred Stock, or Common Stock and Preferred Stock which, if the Preferred Stock was converted into Common Stock, would together represent at least ten percent (10%) of the then outstanding Common Stock of the Company (including the shares that would be so converted), the Stock Purchasers shall have the right to designate one person for nomination to the Company's Board of Directors. The Company agrees to nominate such designee at each annual or special meeting of stockholders at which directors are to be elected. Such designee will be compensated at a level commensurate with the compensation received by the Company's outside directors. If a person designated by the Stock Purchasers ceases to serve on the Company's Board of Directors for any reason the Stock Purchasers shall have the authority to designate another person to fill the vacancy on the Company's Board.

     IN WITNESS WHEREOF, the Company, Anton, the Building Owner and each Stock Purchaser have executed this Agreement effective as of the day and year first above written.

                                   The Company:

                                   CARLYLE GOLF, INC.



                                   By:/s/ Jerome M. Hause
                                   Jerome M. Hause
                                   President and Chief Operating Officer

                                   Notices:  10550 E. 54th Avenue
                                             Unit E
                                             Denver, CO  80239
                                             Facsimile:  303/371-3189


                                   The Stock Purchasers:

                                   STAR POINT ENTERPRISES, INC.
                                   D/B/A PRO-LINE CAP COMPANY


                                   By: /s/ Laurence H. Anton
                                   Title: President


                                    /s/ Shirley G. Anton
                                   Shirley G. Anton as Life Tenant


                                    /s/ Laurence H. Anton
                                   Laurence H. Anton as Remainderman


                                   Shirley Anton Ten-Year Grit Trust


                                   By:   /s/ Laurence H. Anton
                                        Trustee



                                    /s/ Charles Anton
                                   Charles Anton, Individually

                                   The Building Owner:


                                   By: /s/ Shirley G. Anton
                                   Shirley G. Anton


                                   By: /s/ Laurence H. Anton
                                   Laurence H. Anton


                                    /s/ Laurence H. Anton
                                   Laurence H. Anton in his individual
                                   capacity

                                   Notices to the Stock Purchasers, the
                                   Building Owner and Anton:

                                   c/o Kevin G. Levy, Esq.
                                   Kelly, Hart & Hallman
                                   201 Main Street, #2500
                                   Fort Worth, TX  76102
                                   Facsimile 817/878-9280

                                   Schedule A
                                Stock Purchasers


     Name and Address              Principal Amount of Note Plus Accrued
                                   Interest to be Converted


Shirley G. Anton as life tenant         427,991
 and Laurence H. Anton as
 Remainderman
3912 Ann Arbor Ct.
Fort Worth, Texas  76107

Shirley Anton Ten-Year Grit Trust       345,959
3912 Ann Arbor Ct.
Fort Worth, Texas  76107

Charles Anton                           202,539
3912 Ann Arbor Ct.
Fort Worth, Texas  76107